RiverSource®
RAVA 5 Advantage® Variable Annuity
RAVA 5 Select® Variable Annuity
RAVA 5 Access® Variable Annuity
(Offered for contract applications signed prior to April 30, 2012)
Individual Flexible Premium Deferred Combination Fixed/Variable Annuities
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251 ameriprise.com/variableannuities
Service Center:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 ameriprise.com/variableannuities
Updating Summary Prospectus
May 1, 2026
The Prospectus for the RAVA 5 Advantage, RAVA 5 Select, or RAVA 5 Access  variable annuity contracts (offered for contract applications signed prior to April 30, 2012) (the Contract), an individual flexible premium deferred combination fixed/variable annuity issued by RiverSource Life Insurance Co. of New York (“RVS Life of NY”, “we”, “us” and “our”) is available and contains more information about the Contract, including its features, benefits and risks. You can find the current prospectus and other information about the Contract online at riversource.com/annuities. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 1

2 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

Key Terms
These terms can help you understand details about your Contract.
Accumulation unit: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment return: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your Contract. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.
Beneficiary: The person you designate to receive benefits in case of your death while the Contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contingent annuitant: The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract at any point in time. The contract value is the sum of the contract value in the Regular Fixed Account, contract value in the Special DCA Fixed Account and contract value in the Variable Account.
Contract year: A period of 12 months, starting on the effective date of your Contract and on each anniversary of the effective date.
Fixed account: Part of our general account which includes the regular fixed account and the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC") in which the Subaccounts invest.  May also be referred to as an underlying Fund.
Good order: We cannot process your transaction request relating to the Contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the Contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all Contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.
Qualified annuity: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:
•
Individual Retirement Annuities (IRAs) including inherited IRAs under Section 408(b) of the Internal Revenue Code of 1986 (the Code)
•
Roth IRAs including inherited Roth IRAs under Section 408A of the Code
•
SIMPLE IRAs under Section 408(p) of the Code

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 3

•
Simplified Employee Pension IRA (SEP) plans under Section 408(k) of the Code
•
Custodial and investment only accounts maintained for qualified retirement plans under Section 401(a) of the Code
•
Tax-Sheltered Annuities (TSAs) under section 403(b) of the Code
A qualified annuity will not provide any necessary or additional tax deferral because it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.
Rider: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your Contract.
Rider effective date: The date a rider becomes effective as stated in the rider.
Service Center: Our department that processes all transaction and service requests for the Contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Subaccount: A division of the Variable Account, each of which invests in one Fund.
Surrender value: The amount you are entitled to receive if you make a full surrender from your Contract. It is the Contract value immediately prior to the surrender, minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If your contract anniversary is not a valuation date, your contract value for that contract anniversary will be based on close of business values on the next valuation date.
If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable Account: Refers to the RiverSource of New York Variable Annuity Account, a Separate Account established to hold Contract owners’ assets allocated to the Subaccounts, each of which invests in a particular Fund.

4 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

Updated Information You Should Consider About the Contract
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.
UNDERLYING FUNDS
•
Effective June 28, 2025, Neuberger Berman AMT Sustainable Equity Portfolio changed its name to Neuberger Berman Quality Equity Portfolio.
•
Effective July 1, 2026, the Income GuideSM Program is no longer available for new enrollments.

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 5

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS	Location in Statutory Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. Each Contract provides for different surrender charge periods and percentages.
RAVA 5 Advantage. You may select either a seven-year or ten-year surrender charge schedule at the time of application. If you select a seven-year surrender charge schedule and you withdraw money during the first 7 years from date of each purchase payment, you may be assessed a surrender charge of up to 7% of the purchase payment withdrawn. If you elect a ten-year surrender charge schedule and you withdraw money during the first 10 years from date of each purchase payment, you may be assessed a surrender charge of up to 8% of the purchase payment withdrawn. For example, if you select a seven-year surrender charge schedule and make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment. If you select a ten-year surrender charge schedule and make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.
RAVA 5 Select. If you withdraw money during the first 4 years from the contract date, you may be assessed a surrender charge of up to 7% of the purchase payment withdrawn. For example, if you make a withdrawal in the first year, you could pay a withdrawal charge of up to $7,000 on a
$100,000 investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.
RAVA 5 Access. No surrender charge is assessed.
Fee Table and Examples Charges and Adjustments – Transaction Expenses – Surrender Charge
Are There Transaction Charges?	No. Other than surrender charges, we do not assess any transaction charges.

6 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

	FEES, EXPENSES, AND ADJUSTMENTS			Location in Statutory Prospectus
Are There Ongoing Fees and Expenses?
Yes. The table below describes the current fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract Data page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Charges and Adjustments – Annual Contract Expenses Appendix A: Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1) (varies by Contract, surrender charge schedule and size of Contract Value)	0.86%	1.36%
	Fund options (Funds fees and expenses)(2)	0.39%	2.32%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)(3)	0.10%	1.75%
(1) As a percentage of average daily contract value in the Variable Account. Includes the
Mortality and Expense Fee and contract administrative charge.
(2) As a percentage of Fund net assets.
(3) As a percentage of Contract Value or the greater of Contract Value or applicable guaranteed benefit amount (varies by optional benefit). The Minimum is a percentage of average daily contract value in the Variable Account. The Maximum is a percentage of the greater of Contract Value or Minimum Contract Accumulation Value.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,574	Highest Annual Cost: $3,737
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
Contract features and Fund fees
and expenses
•No optional benefits
•No sales charge
•No additional purchase payments,
transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
Contract features, optional
benefits and Fund fees and
expenses
•No sales charge
•No additional purchase payments,
transfers or withdrawals

	RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract including loss of principal.			Principal Risks of Investing in the Contract

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 7

	RISKS	Location in Statutory Prospectus
Is This a Short-Term Investment?
No.
•The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•The RAVA 5 Advantage and RAVA 5 Select contracts have surrender charges which may reduce the value of your Contract if you withdraw money during the surrender charge period. Surrenders may also reduce or terminate contract guarantees.
•Surrenders may also be subject to taxes and tax penalties.
•The benefits of tax deferral, long-term income, and optional living benefit guarantees mean the contract is generally more beneficial to investors with a long term investment horizon.
Principal Risks of Investing in the Contract Charges and Adjustments – Transaction Expenses – Surrender Charge
What Are the Risks Associated With the Investment Options?
•An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option (including under any fixed account investment options) has its own unique risks.
•You should review the investment options before making any investment decisions.
Principal Risks of Investing in the Contract The Variable Account and the Funds The Fixed Account
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. Any obligations (including under the fixed account) or guarantees and benefits of the Contract that exceed the assets of the Variable Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about RiverSource
Life of NY, including our financial strength ratings, is available by contacting us at 1-800-862-7919.
Principal Risks of Investing in the Contract The General Account
RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
•Subject to certain restrictions, you may transfer your Contract value among the subaccounts without charge at any time before the
annuitization start date, and once per contract year after the annuitization start date.
•We reserve the right to modify, restrict or suspend your transfer privileges if we determine that your transfer activity constitutes market timing.
•We reserve the right to add, remove or substitute Funds as investment options. We also reserve the right, upon notification to you, to close or restrict any Funds.
Making the Most of Your Contract – Transferring Among Accounts Substitution of Investments Optional Benefits – Investment Allocation Restrictions for Certain Benefit Riders

8 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Are There Any Restrictions on Contract Benefits?
Yes.
•Certain optional benefits limit or restrict the investment options you may select under the Contract. If you later decide you do not want to invest in those approved investment options, you must request a full surrender.
•Certain optional benefits may limit subsequent purchase payments.
•Withdrawals in excess of the amount allowed under certain optional benefits may substantially reduce the benefit or even terminate the benefit.
Buying Your Contract – Purchase Payments Optional Benefits – Important SecureSource Stages NY Rider Considerations Appendix A: Investment Options Available Under the Contract
TAXES
What Are the Contract’s Tax Implications?
•Consult with a tax advisor to determine the tax implications of an investment in and payments and withdrawals received under this
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•Earnings under your contract are taxed at ordinary income tax rates generally when withdrawn. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
About the Service Providers
Should I Exchange My Contract?
If you already own an annuity or insurance Contract, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should only exchange a Contract you already own if you determine, after comparing the features, fees, and risks of both
Contracts, that it is better for you to purchase the new Contract rather than continue to own your existing Contract.
Buying Your Contract – Contract Exchanges

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 9

Appendix A: Investment Options Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversource.annuityservice@ampf.com. Depending on the optional benefits you choose, you may not be able to invest in certain funds.  See table below “Funds Available Under the Optional Living Benefits Offered Under the Contract."
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AB VPS Dynamic Asset Allocation Portfolio (Class B)[1] AllianceBernstein L.P.	1.10%[2]	13.21%	4.74%	5.25%
Seeks long-term growth of capital.	AB VPS Large Cap Growth Portfolio (Class B) AllianceBernstein L.P.	0.90%	12.85%	11.76%	15.88%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund (Class 2) Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, subadviser.	1.00%[2]	6.71%	8.94%	11.85%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund (Class 2) Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, subadviser.	1.16%	9.25%	(0.96%)	9.94%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio (Class III) ALPS Advisors, Inc.	1.30%	4.66%	22.06%	10.70%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class III)[3] BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited, subadviser.	1.01%[2]	19.42%	5.51%	7.33%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 3) Columbia Management Investment Advisers, LLC	0.84%[2]	13.91%	8.59%	9.59%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 2) Columbia Management Investment Advisers, LLC	0.98%[2]	15.30%	12.44%	6.46%

10 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 2) Columbia Management Investment Advisers, LLC	0.95%[2]	17.35%	13.89%	14.03%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Cornerstone Growth Fund (Class 2) (previously Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)) Columbia Management Investment Advisers, LLC	0.96%	15.85%	13.75%	15.69%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 2) Columbia Management Investment Advisers, LLC	0.93%	14.35%	13.87%	13.31%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 2) Columbia Management Investment Advisers, LLC	0.90%[2]	15.56%	11.60%	10.15%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.98%	12.65%	1.47%	4.03%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 2) Columbia Management Investment Advisers, LLC	1.34%[2]	30.87%	(1.37%)	7.00%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 2) Columbia Management Investment Advisers, LLC	0.59%[2]	3.71%	2.79%	1.72%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.89%[2]	8.49%	3.93%	5.51%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 2) Columbia Management Investment Advisers, LLC	0.89%[2]	8.43%	3.60%	5.17%

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 11

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.78%	8.84%	(0.68%)	2.52%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 3) Columbia Management Investment Advisers, LLC	0.38%[2]	17.43%	13.98%	14.35%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2) Columbia Management Investment Advisers, LLC	0.72%[2]	5.98%	(5.48%)	1.31%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 2) Columbia Management Investment Advisers, LLC	1.05%	37.96%	8.92%	7.55%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Select Corporate Income Fund (Class 2) (previously Columbia Variable Portfolio - Corporate Bond Fund (Class 2)) Columbia Management Investment Advisers, LLC	0.72%[2]	7.55%	1.20%	1.94%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	0.94%	27.97%	13.32%	12.30%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC	1.08%[2]	14.86%	7.26%	11.89%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.08%[2]	13.87%	10.90%	10.17%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Select Short Corporate Income Fund (Class 2) (previously Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)) Columbia Management Investment Advisers, LLC	0.66%[2]	6.00%	1.90%	2.94%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC	1.10%[2]	6.30%	8.66%	7.97%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 2) Columbia Management Investment Advisers, LLC	0.95%[2]	6.88%	1.87%	3.99%

12 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 2) Columbia Management Investment Advisers, LLC	0.70%	8.83%	(0.32%)	1.65%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Linked Securities Fund (Class 2) (previously CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 2)) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.87%[2]	3.84%	(1.74%)	1.71%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	1.09%	2.11%	6.36%	5.44%
Seeks to provide shareholders with a high level of current income.	CTIVP® - Fidelity Institutional AM® Total Bond Fund (Class 2) (previously CTIVP® - American Century Diversified Bond Fund (Class 2)) Columbia Management Investment Advisers, LLC, adviser; FIAM LLC, subadviser; FMR Investment Management (UK) Limited, sub-subadviser.	0.74%	7.24%	(0.57%)	2.08%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Large Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.95%	13.49%	10.20%	14.38%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.94%	12.12%	10.15%	9.64%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Total Return Bond Fund (Class 2) (previously CTIVP® - TCW Core Plus Bond Fund (Class 2)) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.75%	7.31%	(0.78%)	1.79%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	1.07%	2.00%	9.37%	10.43%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Wellington Large Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Wellington Management Company LLP, subadviser.	0.86%[2]	19.61%	10.97%	10.43%

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 13

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	1.08%[2]	10.12%	6.89%	11.90%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Select Large Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.94%	16.98%	1.78%	13.02%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP (Class B)[3] DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	1.31%	10.03%	4.88%	4.52%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.79%	21.24%	15.08%	15.49%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.80%	11.49%	9.83%	10.31%
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio (Service Class 2) Fidelity Management & Research Company, adviser; Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.88%	8.58%	2.79%	4.40%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund (Class 2) Franklin Advisers, Inc.	0.72%	12.56%	7.66%	7.30%

14 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) Franklin Mutual Advisers, LLC	0.94%	11.52%	9.20%	7.53%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2) Franklin Mutual Advisers, LLC	0.91%[2]	7.65%	8.86%	9.81%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund (Series II Shares)[1] Invesco Advisers, Inc.	1.13%[2]	8.69%	2.27%	4.91%
Seeks capital appreciation.	Invesco V.I. Global Fund (Series II Shares) Invesco Advisers, Inc.	1.06%	15.05%	7.01%	10.72%
Seeks total return	Invesco V.I. Global Strategic Income Fund (Series II Shares) Invesco Advisers, Inc.	1.20%[2]	12.75%	1.39%	2.76%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund® (Series II Shares) Invesco Advisers, Inc.	1.09%	8.44%	8.07%	10.31%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Shares) Janus Henderson Investors US LLC	0.87%	14.84%	8.21%	9.86%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio (Service Shares) Janus Henderson Investors US LLC	0.82%[2]	7.22%	(0.47%)	2.07%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Service Shares) Janus Henderson Investors US LLC	1.07%	18.10%	13.83%	15.59%
Seeks long-term capital appreciation.	Lazard Retirement Global Dynamic Multi-Asset Portfolio (Service Shares)[1] Lazard Asset Management, LLC	1.05%[2]	15.72%	5.19%	5.93%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund (Service Class) Lincoln Financial Investments Corporation, adviser; American Century Investment Management, Inc., subadviser.	0.86%[2]	15.85%	11.47%	10.07%

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 15

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks total return.	MFS® Utilities Series (Service Class) Massachusetts Financial Services Company	1.03%[2]	14.76%	7.38%	9.22%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio (Class II Shares) Morgan Stanley Investment Management Inc.	1.05%[2]	12.44%	(5.46%)	14.04%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Quality Equity Portfolio (Class S) (previously Neuberger Berman AMT Sustainable Equity Portfolio (Class S)) Neuberger Berman Investment Advisers LLC	1.12%	13.41%	12.54%	12.66%
Seeks to provide total return.	Nomura VIP Asset Strategy Series (Service Class) (previously Macquarie VIP Asset Strategy Series (Service Class)) Delaware Management Company, adviser; Macquarie Investment Management Global Limited, subadviser.	0.77%[2]	16.66%	7.07%	7.84%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio (Advisor Class)[3] Pacific Investment Management Company LLC (PIMCO)	2.23%[2]	14.19%	5.49%	6.67%
Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	PIMCO VIT Global Managed Asset Allocation Portfolio (Advisor Class)[3] Pacific Investment Management Company LLC (PIMCO)	1.31%[2]	21.77%	6.94%	7.88%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) Pacific Investment Management Company LLC (PIMCO)	0.83%	8.78%	(0.08%)	2.26%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund (Class 2) Franklin Advisers, Inc.	0.75%[2]	15.73%	(0.96%)	(0.15%)

16 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	VanEck VIP Global Gold Fund (Class S Shares) Van Eck Associates Corporation	1.45%[2]	164.43%	20.00%	20.89%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	1.04%	17.63%	8.13%	9.06%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.89%[2]	10.21%	1.62%	3.53%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.02%[2]	12.15%	4.73%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Risk U.S. Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.99%	9.59%	5.64%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.95%	9.17%	1.15%	3.33%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.97%	11.02%	2.66%	4.53%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	1.01%	14.75%	5.83%	6.95%
Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.98%	12.87%	4.29%	5.82%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.96%	13.86%	4.91%	6.42%

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 17

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	1.00%	15.71%	6.44%	7.71%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 2)[3] Columbia Management Investment Advisers, LLC	0.94%	12.10%	3.18%	4.92%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.73%	7.28%	(0.23%)	1.99%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.93%[2]	13.14%	13.04%	12.63%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	1.08%	24.55%	7.02%	6.12%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 2) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	1.08%[2]	17.50%	1.36%	5.01%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	1.05%[2]	34.84%	10.14%	6.97%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser;Goldman Sachs Asset Management, LP and Segall Bryant & Hamill LLC, subadvisers.	1.10%[2]	7.86%	0.94%	7.72%

18 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 2) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	1.09%[2]	7.07%	6.60%	7.06%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.96%	9.22%	3.53%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.93%	11.07%	7.36%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)[1,3] Columbia Management Investment Advisers, LLC	0.94%	10.10%	5.46%	-
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio (Class II) Franklin Templeton Fund Adviser, LLC, adviser; Western Asset Management Company, LLC, subadviser.	1.06%	9.95%	2.34%	5.09%
1
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
2
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
3
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
Funds Available Under the Optional Living Benefits Offered Under the Contract
For contracts issued with the optional living benefit riders, you are required to invest in the Portfolio Navigator or Portfolio Stabilizer funds listed below (See “Portfolio Navigator Program (PN Program) and Portfolio Stabilizer Funds”):
Portfolio Navigator Funds:
1.Variable Portfolio – Aggressive Portfolio (Class 2), (Class 4)
2.Variable Portfolio – Moderately Aggressive Portfolio (Class 2), (Class 4)
3.Variable Portfolio – Moderate Portfolio (Class 2), (Class 4)
4.Variable Portfolio – Moderately Conservative Portfolio (Class 2), (Class 4)
5.Variable Portfolio – Conservative Portfolio (Class 2), (Class 4)
Portfolio Stabilizer Funds:
1.
Variable Portfolio – Managed Risk Fund (Class 2)
2.
Variable Portfolio – Managed Risk U.S. Fund (Class 2)
3.
Variable Portfolio – Managed Volatility Growth Fund (Class 2)
4.
Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
5.
Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
6.
Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
7.
Variable Portfolio – U.S. Flexible Growth Fund (Class 2)

RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus 19

8.
Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2)
9.
Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2)
The following is a list of Fixed Options currently available under the Contract. We may change the features of the Fixed Options listed below or terminate existing Fixed Options. We will provide you with written notice before doing so.
Name	Term	Contract Issue Year	Guaranteed Minimum Interest Rate
Regular Fixed Account (not available for RAVA 5 Access)	1 Year	2010	1.25%
		2011	1.00%
		2012	1.00%
Special DCA Fixed Account	6 Months	2010	1.25%
		2011	1.00%
		2012	1.00%
Special DCA Fixed Account	1 Year	2010	1.25%
		2011	1.00%
		2012	1.00%

20 RiverSource RAVA 5 Advantage / RAVA 5 Select / RAVA 5 Access Variable Annuity New York — Summary Prospectus

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The prospectus and Statement of Additional Information (SAI) include additional information about the Contract. The prospectus and SAI, dated the same date as this summary prospectus, are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy of the prospectus, SAI, or for more information about the Contract, call us at 1-800-862-7919, visit our website at riversource.com/annuities or write to us at: 70100 Ameriprise Financial Center Minneapolis, MN 55474.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
USP9006_12_E01_(05/26)
Reports and other information about RiverSource of New York Variable Annuity Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000090612; C000090613; C000090614
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